Exhibit 99.0

Tokyo Investor Day

September 14, 2006 Tokyo, Japan

Forward-Looking Statements

Certain of the statements included in this presentation constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. It is possible that actual results may differ materially from any expectations or predictions expressed in this presentation. Words such as “expects,” “believes,” “anticipates,” “includes,” “plans,” “assumes,” “estimates,” “projects,” “intends,” “should,” “will,” “shall,” or variations of such words are generally part of forward-looking statements. Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon Prudential Financial, Inc. and its subsidiaries. There can be no assurance that future developments affecting Prudential Financial, Inc. and its subsidiaries will be those anticipated by management. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others: (1) general economic, market and political conditions, including the performance and fluctuations of stock, real estate, and other financial markets; (2) interest rate fluctuations; (3) reestimates of our reserves for future policy benefits and claims; (4) differences between actual experience regarding mortality, morbidity, persistency, surrender experience, interest rates or market returns and the assumptions we use in pricing our products, establishing liabilities and reserves or for other purposes; (5) changes in our assumptions related to deferred policy acquisition costs, valuation of business acquired or goodwill; (6) changes in our claims-paying or credit ratings; (7) investment losses and defaults; (8) competition in our product lines and for personnel; (9) changes in tax law; (10) economic, political, currency and other risks relating to our international operations; (11) fluctuations in foreign currency exchange rates and foreign securities markets; (12) regulatory or legislative changes; (13) adverse determinations in litigation or regulatory matters and our exposure to contingent liabilities, including in connection with our divestiture or winding down of businesses; (14) domestic or international military actions, natural or man-made disasters including terrorist activities or pandemic disease, or other events resulting in catastrophic loss of life; (15) ineffectiveness of risk management policies and procedures in identifying, monitoring and managing risks; (16) effects of acquisitions, divestitures and restructurings, including possible difficulties in integrating and realizing the projected results of acquisitions; (17) changes in statutory or U.S. GAAP accounting principles, practices or policies; (18) changes in assumptions for retirement expense; (19) Prudential Financial, Inc.’s primary reliance, as a holding company, on dividends or distributions from its subsidiaries to meet debt payment obligations and continue share repurchases, and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends or distributions; and (20) risks due to the lack of legal separation between our Financial Services Businesses and our Closed Block Business. Prudential Financial, Inc. does not intend, and is under no obligation, to update any particular forward-looking statement included in this presentation. The information referred to above, as well as the risks of our businesses described in our Annual Report on Form 10-K for the year ended December 31, 2005, should be considered by readers when reviewing forward-looking statements contained in this presentation.

Prudential Financial, Inc. of the United States is not affiliated with Prudential PLC which is headquartered in the United Kingdom.

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Non-GAAP Measure

This presentation includes references to “adjusted operating income”, and return on equity, or ROE. ROE is determined by dividing after-tax adjusted operating income by average attributed equity excluding unrealized gains and losses on investments. Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses. Adjusted operating income excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized losses is impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles and can vary considerably across periods. The timing of other sales that would result in gains or losses is largely subject to our discretion and influenced by market opportunities. Realized investment gains (losses) representing profit or loss of certain of our businesses which primarily originate investments for sale or syndication to unrelated investors, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income also excludes investment gains and losses on trading account assets supporting insurance liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values will ultimately accrue to contractholders. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of these transactions. In addition, adjusted operating income excludes the results of divested businesses, which are not relevant to our ongoing operations. Discontinued operations, which is presented as a separate component of net income under GAAP, is also excluded from adjusted operating income. We believe that the presentation of adjusted operating income as we measure it for management purposes enhances understanding of the results of operations of the Financial Services Businesses by highlighting the results from ongoing operations and the underlying profitability of our businesses. However, adjusted operating income is not a substitute for income determined in accordance with GAAP, and the excluded items are important to an understanding of our overall results of operations. The comparable GAAP presentation and the reconciliation between the two are set out on the following page. Additional information regarding adjusted operating income can be found in our Form 10-K and Form 10-Q SEC filings, and in our earnings press releases and Quarterly Financial Supplements, which can be found on our Web site at www.investor.prudential.com.

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International Insurance and Investments Division

Reconciliation Between Adjusted Operating Income and Comparable GAAP Measure

(in millions)	Year ended December 31,				Six months ended June 30,	
	2002	2003	2004	2005	2005	2006
Revenues (1):						
Life Planner Operations	$ 2,354	$ 2,886	$ 3,404	$ 4,482	$ 2,243	$ 2,414
Gibraltar Life	2,715	2,749	3,004	3,189	1,585	1,469
International Investments	245	241	446	487	234	296
Total revenues	5,314	5,876	6,854	8,158	4,062	4,179
Benefits and Expenses (1):						
Life Planner Operations	1,975	2,437	2,889	3,674	1,881	1,964
Gibraltar Life	2,337	2,379	2,602	2,687	1,335	1,257
International Investments	245	257	369	381	190	218
Total benefits and expenses	4,557	5,073	5,860	6,742	3,406	3,439
Adjusted operating income (loss):						
Life Planner Operations	379	449	515	808	362	450
Gibraltar Life	378	370	402	502	250	212
International Investments	-	(16)	77	106	44	78
Total adjusted operating income	757	803	994	1,416	656	740
Items excluded from adjusted operating income:						
Realized investment gains (losses), net, and related adjustments	(172)	(31)	(32)	180	173	(28)
Related charges	(16)	(35)	(13)	(89)	(85)	9
Investment gains (losses) on trading account assets supporting insurance liabilities, net	-	-	56	186	33	(25)
Change in experience-rated contractholder liabilities due to asset value changes	-	-	(56)	(186)	(33)	25
Total items excluded from adjusted operating income	(188)	(66)	(45)	91	88	(19)
Income from continuing operations before income taxes, extraordinary gain on acquisition and cumulative effect of accounting change	$ 569	$ 737	$ 949	$ 1,507	$ 744	$ 721

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; changes in experience-rated contractholder liabilities due to asset value changes, and benefits and expenses of divested businesses.

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Tokyo Investor Day

Rodger Lawson

Vice Chairman

International Insurance and Investments Division

International Division

Organizational Structure

Finance

Investment Management

Operations and Technology

Human Resources

International Division

Japanese Life Planner Operations

Gibraltar Life

Insurance Operations Outside Japan

International Investments Businesses

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International Division Today

Mature Prudential Businesses Today

Emerging / Developing Markets for Prudential Today

Life Planning Insurance

Traditional Insurance

International Investments

Japan Korea Taiwan Mexico China Argentina Brazil Germany Italy Poland

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International Division Financial Performance

Year	ended December 31, Six months ended June 30, 2006
2002	2005 ($ millions) 2003 2004
Adjusted	operating income before tax:
Life	Planner businesses $379 $449 $515 $808 $450
Gibraltar	Life 378 370 402 502 212
International	Insurance 23% ROE (1) 662
International	Investments 0 (16) 77 106 78
International	Division $757 $803 $994 $1,416 $740

1) Based on annualized after-tax adjusted operating income and average attributed equity for the period

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Our Division Goals

Sustainable low to mid-teen AOI growth Sustainable 20% ROE’s Strong free cash flow Complementary group of International businesses with short-term and long-term growth potential

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Key Elements of Our International Strategy

Concentrate on a limited number of attractive countries Emphasize proprietary distribution: recruiting, selection, needs-based selling Target the affluent and mass affluent consumer

Focus on both life insurance and asset management

Establish a strong Prudential presence Grow both organically and through opportunistic acquisitions

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Life Planning Insurance

Distribution: Competitive Advantage

– Very selective recruiting

– Highly trained, professional field force

– Financial planning approach; needs-based selling

Emphasis on Protection Products

– Life insurance plans tailored to specific client needs

– U.S. dollar products and “third-sector” features complement portfolio

Compensation Aligns Customer / Agent / Company Interests

– Variable compensation structure

– Rewards productivity and persistency

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Business Model Needs-Based Selling

Life Planner profile similar to customer profile Intensive Life Planner training fosters financial planning approach Identify protection needs before discussing products Protection life insurance purchased as solution to identified need Life Planner maintains contact with client, as trusted professional

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The Beneficial Cycle

Proven Execution Track Record

Needs-Based Selling/Protection products

High Customer Satisfaction

High Life Planner Income

High Policy Persistency

Excellent Client Referrals

High Life Planner Retention

High Quality Life Planner Recruits

Superior ROE

Favorable Growth Prospects

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Where We Are Today Summary

Leadership positions in life planning

Gibraltar generates high ROE’s and cash flows Developing asset management platforms Profitability dominated by Japan and Korea Acquisitions potentially additive Expect to achieve our financial goals

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International Insurance Finance

John Hanrahan

Chief Financial Officer Prudential International Insurance

Drivers of Sustainable Financial Performance

Sales and persistency drive organic growth; increasing scale benefits Emphasis on protection products U.S. dollar product and investment strategies

Strong capital generation; capital management opportunities Strengthening yen can contribute to results

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Disciplined Life Planner Growth Continued Strong Persistency

Number of Life Planners

7,000 6,000 5,000 4,000 3,000 2,000 1,000 -

2001 2002 2003 2004 2005 2Q2006

93% 93% 93% 93% 93% 93%

9% LP Growth CAGR

4,026

4,432

4,910

5,316

5,627

5,726

13 Month Persistency Ratio

100% 80% 60% 40% 20% 0%

# of Life Planners

13 month Persistency

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Life Planner Business

Established Sales Force and Excellent Persistency Drive Baseline Growth

Revenues ($ millions)

8,000 7,000 6,000 5,000 4,000

Years

0 1 2 3 4 5

Illustration assuming current policy persistency and Life Planner productivity, and

No Life Planner count increase 5% annual Life Planner count increase 10% annual Life Planner count increase (Not a forecast)

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Life Planner Business Emphasis on Protection Products

Prudential of Japan In Force Annualized Premium as of June 30, 2006 (1)

15%

51%

17%

17%

Yen-based protection products(2)

Yen-based savings and retirement income products(3)

U.S. Dollar-based products(4)

Third Sector(5)

1) Includes single premium business at 10%

2) Primarily whole life and term

3) Primarily endowment

4) Whole life and retirement income

5) Cancer, medical, accident and sickness; primarily riders

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Strong Protection Insurance Margins Continue(1)

1994-1996	1996-1999 1999-2001 2001-Current
Interest	Rate 4.50% 3.10% 2.35% 2.00%
Whole	Life
Premium	Per $13 $17 $20 $22
$1,000	(approx.)

1) Based on a typical Prudential of Japan whole life policy for a male at age 30, paid up at 60 years old

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Gibraltar Life – Growing Distribution, Maintaining High Persistency

Number of Life Advisors

5,800 5,600 5,400 5,200 5,000 4,800 4,600 4,400 4,200

Dec-02 Jun-03 Dec-03 Jun-04 Dec-04 Jun-05 Dec-05 Jun-06

90%

13-month persistency ratio

94%

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Gibraltar Life

U.S. Dollar Fixed Annuities Complement Core Protection Products

In-force Annualized Premium as of June 30, 2006 (1)

1%

4%

35%

60%

Yen-based protection products

Yen-based savings and retirement income products

New Business Annualized Premium six months ended June 30, 2006 (1)

41%

47%

7%

5%

U.S. dollar-based life insurance

U.S. dollar fixed annuities

1) Includes single premium business at 10%

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U.S. Dollar Product and Investment Strategies

U.S. Dollar Investments

U.S. Dollar Denominated Products

Enhanced portfolio yield

Natural hedge for Prudential Financial, Inc.

Favorable value proposition

Favorable expected returns

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Gibraltar Life

U.S. Dollar Fixed Annuities

Expected Returns Consistent with Overall Portfolio

Life Insurance

Mortality Margin

Expense Margin

Investment Spread

Target 20% + ROE

U.S. Dollar Fixed Annuities

U.S. Dollar Spread

– “MVA” Products: limited capital requirements

– Conservative investment strategy allows attractive value proposition to customers

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Improving Investment Portfolio Returns(1)

Total POJ

4.00% 3.50% 3.00% 2.50% 2.00% 1.50% 1.00% 0.50% 0.00%

1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06

($ millions)

40 30 20 10 -(10) (20) (30) (40)

Normalized Investment Spread Amount ($millions) Normalized Yield Crediting Rate

1) Excludes US dollar reinsurance activity, Prudential’s Tokyo office building, and one-time activities Tokyo Investor Day 9.14.06

Strong Capital Generation

High ROE business generates significant excess capital “Net level premium reserves” achieved at POJ in 2005; first dividend paid in 2006 Gibraltar Life: full amortization of “statutory goodwill” enhances capital generating capacity

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Significantly Higher Capital Than Needed

Solvency Margin(1)

Prudential	of Japan 1,006%
Gibraltar	Life 1,110%
Typical	Rating AA: 700%
Agency	Targets A: 500%

1) As of March 31, 2006; based on Japanese statutory accounting

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Capital Management Opportunities

Cross entity investments Acquisitions Subordinated debt repayments Reinsurance POJ dividend capacity adds flexibility

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Foreign Exchange Income Hedges

Yen income hedging plan on 12 quarter rolling basis A strengthening Yen helps earnings over the longer term Yen forward rates strengthen against the dollar

Rate	as of 6/30/06 Spot Rate 1 Yr Forward 2 Yr Forward 3 Yr Forward 4 Yr Forward
Yen	/ US$ 114.3 108.8 104.2 100.4 96.9

Hedging delays impact on earnings, but does not eliminate it 2006 Yen income hedged at a rate of 103 Yen / dollar As we generate more income in US$ (US$ investment, US$ product sales) we have less exposure to FX movement

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“Rolling Hedge” Program (1)

Average	Spot FX 2006 Hedge Rate 2007 Hedge Rate
2003	116 107 N/A
2004	108 102 99
2005	110 102 101
2006(2)	116 109
Average	103 ?

1) Japanese yen for U.S. dollar

2) Through June 30

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Summary

Sales and persistency drive baseline growth Emphasis on protection products; continued favorable margins U.S. dollar product and investment strategies contributing to results Strong capital generation; capital management opportunities Strengthening yen can contribute to results

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Japanese Insurance Operations

Kazuo Maeda

Co-President

Prudential International Insurance

Japanese Insurance Operations Overview

Six	months ended June 30,
2004	2005 2005 2006
Pre-tax	adjusted operating income (1)
Life	Planner model $426 $700 $313 $368
Gibraltar	Life 402 502 250 212
828	1,202 563 580
Equity	(2) 2.0 2.5 2.3 2.9
Return	on Equity (3) 29% 33% 34% 28%
Number	of Life Planners/Life Advisors (4) 7,520 8,189 7,391 8,531
Annualized	new business premiums (5) $719 $894 $503 $455

1) In millions

2) Average attributed equity for period; in billions

3) Based on after-tax adjusted operating income; interim periods on an annualized basis

4) At end of period

5) Translated at average exchange rate for the year ended December 31, 2005; first half 2006 amount decreased $19 million from originally reported data, revising second quarter fixed annuity production of Life Advisors

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Life Insurance Market in Japan

Total population of Japan is 127 million (#10 in the world) (1)

Total GDP is $4.5 trillion (#2) (2) Total life insurance premium is $376 billion (#2) (3) Total life insurance premium is 8.4% of GDP (3) 88% of households have life insurance (4)

1) As of October 1, 2005; based on 2005 Population Census, Statistics Bureau, Ministry of Internal Affairs and Communications (Japanese government)

2) For the year ended December 31, 2004; nominal gross domestic product, based on Annual Report on National Accounts, Cabinet Office (Japanese government)

3) For the year ended March 31, 2006; based on Sigma Report No. 5 /2006, World Insurance in 2005, Swiss Reinsurance Company

4) As of April-June 2006, according to Japan Institute of Life Insurance

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Competitive Advantage Distribution

Emphasis

Life	Planners – Prudential of Japan Protection life insurance to mass affluent and affluent markets

Life Advisors – Gibraltar Life Protection life insurance complemented by retirement/savings products, to mid-market and affinity groups

Bank	Distribution – Gibraltar Life U. S. Dollar fixed annuities (major bank relationship commenced March 2006)

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Distribution Strength in Selected Markets

First half 2006 : $455 million new business annualized premiums(1)

Bank Distribution (U.S. Dollar Fixed Annuities)

4%

39%

Gibraltar Life Advisors

57%

Prudential of Japan Life Planners

1) Translated at average exchange rate for the year ended December 31, 2005; first half 2006 amount decreased $19 million from originally reported data, revising second quarter fixed annuity production of Life Advisors

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Growth in Japan Operations

POJ and Gibraltar Combined

Number of LPs & LAs

9,000 8,000 7,000 6,000

5,000

4,000

3,000

2,000

1,000

0

Number of Life Planners Number of Life Advisors

New Business Annualized Premiums

1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005

New Business Annualized Premiums ($ millions) (1)

900 800 700 600

500 400 300

200 100 0

1) Translated at average exchange rate for the year ended December 31, 2005

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Prudential of Japan

Face amount in force, $200 billion(1) $19.6 billion in assets (1) 83 sales offices (2) Solvency margin ratio, 1,006% (3) Ratings: Standard & Poor’s, AA–

A.M. Best, A+

– Sales Offices

1) As of June 30, 2006; translated based on exchange rate as of December 31, 2005

2) As of June 30, 2006

3) As of March 31, 2006; based on Japanese statutory accounting

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Business Model

Life Planner – Needs-Based Selling

Life Planner – a selective, high quality sales force

– Only 2-4 out of 100 candidates are hired —

– Well trained and professional

– Customer focused

– Disciplined, and demonstrates “missionary zeal”

Profile of a typical POJ new Life Planner

– Age 32 years old

– College graduate

– Good sales experience outside the life insurance industry

– Married with children

– First job change

– POJ policyholder

– Referred by another POJ Life Planner

– Annual income in the previous job was about $50,000

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Prudential of Japan Emphasis on Protection Products

In-force Annualized Premium Mix as of June 30, 2006(1)

15%

17%

17%

51%

Yen-based protection products(2)

Yen-based savings and retirement income products(3)

New Business Annualized Premium Mix 6 months ended June 30, 2006(1)

28%

13%

17%

42%

U.S. Dollar-based products(4)

Third Sector(5)

1) Includes single premium business at 10%

2) Primarily whole life and term

3) Primarily endowment

4) Whole life and retirement income

5) Cancer, medical, accident and sickness; primarily riders

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Prudential of Japan History of Growth

Established in 1987 with 15 people and $70 million capital – interest in previous joint-venture sold to SONY

32 Life Planners (LPs) started selling life insurance in 1988

Growth of Business and LPs

Number of LPs

Number of LPs

Number of Policies

Aoba Life adds 350,000 policies

Number of life insurance policies in force (thousands)

3,000 2,500 2,000 1,500 1,000 500 0

1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005

2,000 1,800 1,600 1,400

1,200 1,000 800 600 400 200 0

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POJ in the Life Insurance Industry

New Business Face Amount (1)

Industry

1,500 1,000 500

Industry

POJ

1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005

30 20 10 0

POJ

1) In billions of U.S. Dollars; on fiscal year basis; industry data from Japanese Life Insurance Association; translated at average exchange rate for the year ended December 31, 2005

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Prudential of Japan Key Drivers (1)

Productivity	(2) 6.9
Policy	Persistency
(Face-amount)
13	– month 95.3%
25	– month 90.0%
Life	Planner Retention
12	– month 86.7%
24	– month 77.0%

1) Measured as of or for the year ended December 31, 2005

2) Policies sold per Life Planner, per month

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Prudential of Japan Outlook

Continued demand for death protection insurance Customers increasingly selective of insurers Changing strategies of competitors

Death Protection

Medical insurance, nursing care, and variable annuities

Recovery of the Japanese economy: “business insurance” opportunity

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Gibraltar Life “Prudentialized” 2001 — 2004

Acquired by Prudential Financial in 2001 Leveraged Life Planner model

– Variable compensation structure

– Needs-based selling—

– Emphasis on protection products

– Focus on key drivers

Strengthened management team Built infrastructure Cultivated affinity group relationships

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Gibraltar Life: Building on a Sound

Foundation, 2005

Enhanced investment portfolio Growing Life Advisor distribution

Introduced products targeted to customer base and Life Advisor distribution Commenced bank distribution for selected products

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Gibraltar Life: U.S. Dollar Fixed Annuities Complement Product Line

New Business

Annualized Premiums (1) $141M $160M

Bank

Distribution $194M

Yen-based protection products(2) US dollar-based protection products(3) Yen-based savings and retirement income products(4) US dollar fixed annuities

First Half 2004

First Half 2005

First Half 2006

1) Translated at average exchange rate for the year ended December 31, 2005; first half 2006 amount decreased $19 million from originally reported data, revising second quarter fixed annuity production of Life Advisors

2) Term, recurring premium whole life, riders

3) U.S. dollar whole life and retirement income

4) Single premium life; endowment

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Gibraltar Life Growing Distribution

# of Life Advisors

6,000 5,500 5,000 4,500 4,000

1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06

Productivity(1)

4.5 4.0 3.5 3.0 2.5 2.0 1.5 1.0 0.5 0.0

Count

Productivity

1) Policies sold per Life Advisor, per month

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Gibraltar Life

Gibraltar in the Life Insurance Industry

New Business Face Amount (1)

Industry

1,000 900 800 700 600 500

Industry

Gibraltar

2001 2002 2003 2004 2005

20 10 0

Gibraltar

1) In billions of U.S. Dollars; on fiscal year basis; industry data from Japanese Life Insurance Association; translated at average exchange rate for the year ended December 31, 2005

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Gibraltar Life

Strong affinity group relationships Face amount in force, $178 billion(1) $31.9 billion in assets (1) 80 sales offices (2) Solvency margin ratio, 1,110% (3) Ratings: Standard & Poor’s, AA–Moody’s, A1

1) As of June 30, 2006; translated based on exchange rate as of December 31, 2005

2) As of June 30, 2006

3) As of March 31, 2006; based on Japanese statutory accounting

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Gibraltar Life “Prudentialized” Key Drivers(1)

POJ	Gibraltar
Productivity	(2) 6.9 3.8
Policy	Persistency
(Face-amount)
13	– month 95.3% 94.2%
25	– month 90.0% 87.3%
Life	Advisor Retention
12	– month 86.7% 60.8%
24	– month 77.0% 32.9%

1) Measured as of of for the year ended December 31, 2005

2) Policies sold per Life Planner / Life Advisor, per month

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Japanese Life Insurance Market Developments

Development	Prudential Positioning
Privatization	of “Kampo” postal life insurance Needs-based selling continues as competitive advantage

Growing demand for savings and retirement products U.S. dollar fixed annuities offer attractive value proposition and favorable returns

Demand for medical riders driven by greater individual responsibility for costs Medical riders with favorable margins sold in tandem with protection life insurance

Regulations	allow growth of bancassurance Commenced bank distribution of selected products

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Summary

Life Planner model offers sustained competitive advantages Needs-based selling, emphasis on protection products Superior policy persistency contributes to returns

Gibraltar Life leverages Life Planner model attributes in affinity group and mid-market customer base Growing distribution Business model well-suited to changing landscape

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International Insurance Operations Outside Japan

Tim Feige

Co-President

Prudential International Insurance

International Insurance Outside Japan Overview—Asian Life Planner Operations

Korea and Taiwan CAGR 2001 – 2005

Number of Life Planners

9%

2,229

1,578

Number of Policies in Force (000)

20%

959

467

Insurance Revenues (1)

23% $1,070 mm $461 mm

Adjusted Operating Income (2)

21% $178 mm $83 mm

1) Net premiums, policy charges and fee income, translated at average exchange rate for the year ended December 31, 2005

2) Before tax

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International Insurance Outside Japan Developing Markets and Initiatives

Life Planner Operations

Europe: Italy, Poland

Latin America: Argentina, Brazil

New Territory Initiatives

China: Strategic position Mexico: Greenfield operation India: Market entry investigation

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Life Insurance Market in Korea

Total Population of South Korea is 48.6 million (#22 in the world) (1)

Total GDP is $809 billion (#10) (1) Total Life Insurance Premium is $59 billion (#7) (1) Total Life Insurance Premium is 7.3% of GDP (#8) (1)

88% of households have life insurance (2)

1) Based on 2005 Sigma industry data published by Swiss Re

2) Based on 2006 Insurance Survey by Korean Insurance Development Institution (KIDI)

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Prudential of Korea

Face amount in force, $71 billion (1) Ranks #7 in insurance in force (2) $3.7 billion in assets (1) 76 sales offices (3)

Focused Life Planner Model:

– Selective, high quality sales force

– Needs-based selling

– Emphasis on protection products

– “Missionary zeal”

1) As of June 30, 2006; translated based on exchange rate as of December 31, 2005

2) According to Korean Life Insurance Association; based on statutory face amount in force as of March 31, 2006

3) As of June 30, 2006

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Prudential of Korea Product Mix

POK Annualized Premiums In Force June 30, 2006

Savings and retirement income(1)

Third sector(2)

24%

16%

Whole life and term(3) 60%

Policy persistency(4): 13 month 90.6%, 25 month 84.4%

1) Includes endowment and variable annuities 2) Riders other than term 3) Includes variable life insurance products 4) Based on face amount on

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Prudential of Korea – Performance Measures

First	Half
2004	2005 2005 2006
Pre-tax	adjusted operating income (1) $137 $169 $80 $107
Annualized	new business premiums (1)(2) 181 205 103 108
Business	in force – face amount (3)(4)(5) 63 69 67 71
Number	of Life Planners (4) 1,639 1,668 1,716 1,639

1) In millions

2) Translated based on average exchange rate for the year ended December 31, 2005

3) In billions

4) At end of period

5) Translated based on exchange rate as of December 31, 2005

Tokyo Investor Day 9.14.06

Prudential of Korea

Strong Business Model in Challenging Market

Life	Planner Count (1) Sales (2) Revenue (3) AOI
First	Half 2006 versus -4% 4% 13% 34%
First	Half
2005

Continued growth: revenues, adjusted operating income Sales and Life Planner count affected by current competitive conditions Maintaining Life Planner model discipline: selective recruiting, emphasis on protection products, pricing, compensation

1) At end of period

2) Annualized new business premiums translated at average exchange rate for the year ended December 31, 2005 3) Adjusted operating income basis; translated at average exchange rate for the year ended December 31, 2005

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Prudential of Korea

Established Sales Force and Excellent Persistency Drive Baseline Growth

Revenues ($ millions)

1,800 1,600 1,400 1,200 1,000 800

Years 0 1 2 3 4 5

Illustration assuming current policy persistency and Life Planner productivity, and

No Life Planner count increase 5% annual LP count increase 10% annual LP count increase (Not a forecast)

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Taiwan–Building Momentum to a Mature Life Planner Operation

New Business Annualized Premiums ($ millions)(1)

100 80 60 40 20 10 0

Life Planners

427

504

561 $26 $33 $44

2003 2004 2005

# of LPs

700

600

500

400

300

200

100

0

1) Translated based on average exchange rate for the year ended December 31, 2005

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International Insurance Developing Markets and Initiatives

Life Planner Model is transferable

– Selected markets for protection products

– Local management; selective Life Planner recruiting

– Life Planner profile consistent with customer profile

– Proven training

– Compensation rewards productivity and persistency

Disciplined approach

– Recruiting key drivers income contribution

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Acquisition Strategy

Transactions must be:

In target countries Strategic fit

Consistent with our financial targets Within our country risk parameters

Business integration a core strength

Gibraltar Life Aoba

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Summary

Three Growth Opportunities:

– Organic growth of established Life Planner businesses

– Development of new Life Planner businesses

– Acquire and “Prudentialize” traditional businesses

Korea: Growing contribution to results; strong business model in a challenging environment Disciplined approach to alliances and acquisitions Proven business integration track record

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Life Planners

The Heart of Our Business Model

Nick Miyazaki

Chief Marketing Officer

Life Planner Operations Prudential International Insurance

The Life Planner Career

Strong values and beliefs: protection life insurance serves society A career that”s “right” for 2-4 of 100 candidates Comprehensive, ongoing training Customer needs drive sales Compensation rewards productivity, persistency Entrepreneurial success while “making the world a better place”

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Life Planner Values and Beliefs

Life insurance protection serves society’s greater good Financial security and peace of mind are of great value Customer needs come first; products serve those needs Continuing, caring service is part of the customer relationship The Life Planner is a trusted advisor

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Life Planner Value System Cultivated and Reinforced

Indoctrination begins before hire, continues through career Fosters sense of teamwork, identification with company, work ethic The foundation of “missionary zeal”

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Business Model Founded on Values and Beliefs

Strategy

Fulfill protection needs in customer focused distribution and service based model

Mission

Help customers achieve financial security and peace of mind

Vision

Most trusted and admired life insurance company

Values: Worthy of trust, customer-focused, helping society, “winning “ for company

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Life Planner Selection Process

Orientation

Career Info Program 1 Career Info Program 2 Career Info Program 3 Targeted Selection Interview 1 Targeted Selection Interview 2 Final Decision (Hire)

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Life Planner Selection Process What Makes the Grade

Impact

Oral communications skills Listening skills Energy Persuasiveness and salesmanship High objectives and standards Motivation; self starter Mental resilience Trainability

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Life Planner Selection Process Only the Strong Survive

Percentage of Initial Group

Orientation	100%
Career	Info Program 1 32%
Career	Info Program 2 21%
Career	Info Program 3 17%
Targeted	Selection Interview 1 10%
Targeted	Selection Interview 2 6%
HIRE	2 – 4%

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Comprehensive Training Supports Needs-Based Selling

Full-Time Training Program

STRUCTURED TRAINING PROGRAM

Beginning Training Program

Continuing On the Job Training

Weeks 1—4

Weeks 5—50

Weeks 51—100

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Life Planner Compensation Rewards Productivity and Persistency

Percentage of Overall Life Planner Compensation (1)

Productivity & Persistency Bonus

24%

Renewal Commissions

25%

51%

First Year Commission

Compensation = Contribution

1) Based on year ended December 31, 2005 for Life Planners beyond initial training allowance period Tokyo Investor Day 9.14.06

Life Planner Distribution Differences Are Its Strengths

Typical Salespeople Life Planners

Highly trained full time professionals Often part time and/or short-term career Emphasis on protection products Savings products (easier to sell) Needs-based selling Sell what you can Service oriented; customer needs first Move on after the sale Missionary zeal founded on beliefs Selling to earn commissions

Tokyo Investor Day 9.14.06